UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2018

A. SCHULMAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-7459	34-0514850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3637 Ridgewood Rd, Fairlawn, Ohio	44333
(Address of principal executive offices)	(Zip Code)

(330) 666-3751

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On June 14, 2018, A. Schulman, Inc., a Delaware corporation (“A. Schulman”), held a special meeting of its stockholders (the “Special Meeting”) to vote on the proposals described in detail in A. Schulman’s definitive proxy statement filed with the SEC on May 11, 2018 and supplemented by A. Schulman’s proxy supplement filed on May 30, 2018. The final voting results regarding each proposal are set forth below. As of May 7, 2018, the record date for the Special Meeting, there were 29,509,152 shares of A. Schulman common stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, there were 23,416,150 shares represented in person or by proxy, which number constituted a quorum.

Proposal 1 – Approval of the Merger Proposal

At the Special Meeting, A. Schulman’s stockholders approved the proposal to adopt the Agreement and Plan of Merger, dated as of February 15, 2018, by and among LyondellBasell Industries N.V., LYB Americas Holdco Inc. and A. Schulman (the “Merger Proposal”), and the vote was as follows:

For	Against	Abstain
22,412,440	946,696	57,014

Proposal 2 – Approval of the Executive Compensation Proposal

At the Special Meeting, A. Schulman’s stockholders approved the proposal to approve, on a non-binding, advisory basis, specified compensation that may be paid or become payable to A. Schulman’s named executive officers in connection with the merger, and the vote was as follows:

For	Against	Abstain
19,436,967	3,882,609	96,574

Proposal 3 – Approval of the Adjournment Proposal

In connection with the Special Meeting, A. Schulman also solicited proxies with respect to a proposal to adjourn the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there insufficient votes to approve the Merger Proposal at the time of the Special Meeting. Because A. Schulman’s stockholders approved the Merger Proposal, as noted above, the adjournment proposal was rendered moot.

Item 8.01	Other Events.

On June 14, 2018, A. Schulman issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated June 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc.

By:	/s/ Andrean R. Horton
Name:	Andrean R. Horton
Title:	Executive Vice President & Chief Legal Officer

Date: June 14, 2018